UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

Foresight Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40033	85-2992794
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

233 N. Michigan Avenue

Chicago, IL 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 882-8897

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	FOREU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FORE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FOREW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On May 25, 2021, Foresight Acquisition Corp., a Delaware corporation (“Foresight”) and P3 Health Group Holdings, LLC, a Delaware limited liability company (“P3”), jointly issued a press release announcing the execution of an agreement and plan of merger (the “Merger Agreement”) among Foresight, P3, and FAC Merger Sub LLC, a Delaware limited liability company (“NewCo”), pursuant to which, upon the satisfaction or waiver of the conditions set forth in the Merger Agreement, P3 will merge with and into NewCo, with NewCo as the surviving company. Through the foregoing merger and other related transactions, immediately after the closing, Foresight and NewCo will be organized in an “Up-C” structure in which all of the P3 operating subsidiaries will be held directly or indirectly by NewCo and Foresight will directly own approximately 30% of NewCo and will become the sole manager of NewCo. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by Foresight in presentations for certain of Foresight’s stockholders and other persons regarding the proposed transactions.

The foregoing exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information and Where to Find It

The proposed business combination will be submitted to stockholders of Foresight for their consideration. Foresight intends to file a proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) to be distributed to Foresight’s stockholders in connection with Foresight’s solicitation for proxies for the vote by Foresight’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. After the definitive Proxy Statement has been filed, Foresight will mail the definitive Proxy Statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Foresight’s stockholders and other interested persons are advised to read, once available, the preliminary Proxy Statement and any amendments thereto and, once available, the definitive Proxy Statement, in connection with Foresight’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Foresight, P3 and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Foresight, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Gateway Investor Relations, (949) 574-3860, FORE@gatewayir.com.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This Current Report on Form 8-K does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any private offering of securities in connection with the business combination (the “Securities”) will not be registered under the Securities Act, and will be offered as a private placement to a limited number of “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or institutional “accredited investors” (within the meaning of Rule 501(a) under the Securities Act). Accordingly, until registered for resale, the Securities must continue to be held until a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption from registration under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither P3 nor Foresight is making an offer of the Securities in any state or jurisdiction where the offer is not permitted.

Participants in Solicitation

Foresight, P3 and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Foresight’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Foresight’s stockholders in connection with the proposed business combination will be set forth in the Proxy Statement when it is filed with the SEC. You can find more information about Foresight’s directors and executive officers in Foresight’s Annual Report. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy Statement when it becomes available. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of P3 and Foresight’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of P3 and Foresight. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Foresight or P3 is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to P3; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; P3’s ability to manage future growth; P3’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on P3’s future business; the amount of redemption requests made by Foresight’s public stockholders; the ability of Foresight or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Foresight’s Annual Report on Form 10-K for the year ended December 31, 2021 and filed with the SEC on April 6, 2021 (the “Annual Report”) under the heading “Risk Factors,” and other documents of Foresight filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither P3 nor Foresight presently know or that P3 and Foresight currently believe are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect P3’s and Foresight’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. P3 and Foresight anticipate that subsequent events and developments will cause P3’s and Foresight’s assessments to change. However, while P3 and Foresight may elect to update these forward-looking statements at some point in the future, P3 and Foresight specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing P3’s and Foresight’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 8.01 Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Joint Press Release of the Registrant and P3 Health Partners, dated May 25, 2021.

99.2	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESIGHT ACQUISITION CORP.

Date: May 25, 2021	By:	/s/ Michael Balkin
Name: Michael Balkin
Title: Chief Executive Officer

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